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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 30, 2001

                               AIRGATE PCS, INC.

            (Exact name of Registrant as specified in its charter)

          Delaware                    027455                       58-2422929
(State or other jurisdiction (Commission File Number) (IRS Employer Identification Number)
     of incorporation)

Harris Tower, 233 Peachtree Street N.E., Suite 1700    30303 Atlanta, Georgia

(Address of principal executive offices)                             (Zip Code)

                                (404) 525-7272

             (Registrant's telephone number, including area code)

                                      N/A

         (Former name or former address, if changed since last report)

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Item 2. Acquisition or Disposition of Assets

   On November 30, 2001, AirGate PCS, Inc., a Delaware corporation ("AirGate"), acquired iPCS, Inc., a Delaware corporation ("iPCS"), by merging (the "Merger") a wholly owned subsidiary of AirGate with and into iPCS with iPCS surviving. In connection with the Merger, AirGate issued to the former stockholders of iPCS approximately 12.4 million shares of AirGate common stock and assumed iPCS' outstanding options and warrants to purchase approximately 1.1 million shares of AirGate common stock. The acquisition was effected pursuant to an Agreement and Plan of Merger dated as of August 28, 2001 by and among AirGate and iPCS. The Press Release announcing the completion of the acquisition is attached as
Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

   (a) Financial statements of business acquired.

   The following financial statements of iPCS, Inc. and Subsidiaries and Predecessor are attached hereto as Exhibit 99.2:

       (i)Independent Auditors' Report;
      (ii)Consolidated Balance Sheets as of September 30, 2001 and December 31, 2000;
     (iii)Consolidated Statements of Operations for the nine months ended September 30, 2001, for the year ended December 31, 2000 and for the period from January 22, 1999 (date of inception) through December 31, 1999;
      (iv)Consolidated Statements of Redeemable Preferred Stock and Equity (Deficiency) for the nine months ended September 30, 2001, for the year ended December 30, 2000 and for the period from January 22, 1999 (date of inception) through December 31, 1999;
       (v)Consolidated Statements of Cash Flows for the nine months ended September 30, 2001, for the year ended December 31, 2000 and for the period from January 22, 1999 (date of inception) through December 31, 1999; and
      (vi)Notes to Consolidated Financial Statements.

   (b) Pro forma financial information.

   The following pro forma financial statements of AirGate are attached hereto as Exhibit 99.3:

       (i)Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2001;

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      (ii)Unaudited Pro Forma Condensed Consolidated Statement of Operations
          for the twelve months ended September 30, 2001; and
     (iii)Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

   (c) Exhibits.

Exhibit No.                                          Description
-----------                                          -----------
   23.1     Consent of Deloitte & Touche LLP.

   99.1     Press Release dated November 30, 2001 announcing the completion of the acquisition of iPCS,
            Inc. by AirGate PCS, Inc. pursuant to the Agreement and Plan of Merger dated as of August 28,
            2001 by and among AirGate PCS, Inc. and iPCS, Inc.

   99.2     Audited consolidated financial statements of iPCS, Inc. and Subsidiaries and Predecessor as of
            September 30, 2001 and December 31, 2000 and for the nine months ended September 30, 2001, for the year ended December 31, 2000 and for the period from January 22, 1999 (date of inception) through December 31, 1999.

   99.3     Unaudited pro forma condensed consolidated financial statements of AirGate PCS, Inc. as of
            September 30, 2001 and for the twelve months ended September 30, 2001.

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

                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AIRGATE PCS, INC.
                                          (Registrant)

                                             /S/ ALAN B. CATHERALL
Date: November 30, 2001
                                          By: _________________________________
                                             Name: Alan B. Catherall
                                             Title: Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit No.                                          Description
-----------                                          -----------

   23.1.... Consent of Deloitte & Touche LLP.

   99.1.... Press Release dated November 30, 2001 announcing the acquisition of iPCS, Inc. by AirGate PCS,
            Inc. pursuant to the Agreement and Plan of Merger dated as of August 28, 2001 by and among
            AirGate PCS, Inc. and iPCS, Inc.

   99.2.... Audited consolidated financial statements of iPCS, Inc. and Subsidiaries and Predecessor as of
            September 30, 2001 and December 31, 2000 and for the nine months ended September 30, 2001, for the year ended December 31, 2000 and for the period from January 22, 1999 (date of inception) through December 31, 1999.

   99.3.... Unaudited pro forma condensed consolidated financial statements of AirGate PCS, Inc. as of
            September 30, 2001 and for the twelve months ended September 30, 2001.


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